Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August [ ], 2023, between NRX Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”). Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.         Purchase and Sale of the Securities.

1.1      Sale and Issuance of the Securities.

(a)         The Company shall adopt and file with the Secretary of State of Delaware prior to the Closing (as defined below), the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) in the form attached hereto as Exhibit A.

(b)         Prior to the Closing (as defined below), the Company shall have authorized (i) the sale and issuance to the Investor of the shares (the “Shares”) of its Series A Convertible Preferred Stock (the “Series A Preferred Stock”), (ii) the issuance of the shares of common stock, par value $0.001 per share (the “Common Stock”), to be issued upon conversion of the Shares (the “Conversion Shares”), (iii) the sale and issuance to the Investor of the Warrants (as defined herein), and (iv) the issuance of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Shares, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the “Securities”.

(c)         Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing (i) the number of Shares set forth on the signature page hereto, and (ii) Common Stock purchase warrants (the “Warrants”) in the form attached as Exhibit B hereto, to purchase up to a number of shares of Common Stock equal to 100% such Investor’s Shares, at an exercise price of $0.40 per share of Common Stock, subject to adjustments therein, at a combined purchase price of $0.40 per Share and the accompanying Warrant.

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1.2         Closing; Delivery. Subject to the terms and conditions of this Agreement, the issuance of the Shares and Warrants shall take place remotely via the exchange of documents and signatures on a Trading Day (as defined in the Warrants) on which all conditions set forth in this Agreement have been satisfied (or waived as permitted herein) at such time as the Company and the Investor mutually agree upon, orally or in writing (which time and place are designated as the “Closing” and such date, the “Closing Date”).

(a)         On or prior to the Closing, the Company shall deliver to the Investor the following:

(i)         this Agreement duly executed by the Company;

(ii)         a copy of the irrevocable instructions to the transfer agent of the Company (the “Transfer Agent”) instructing the Transfer Agent to deliver evidence of the issuance of such Investor’s Shares as held in DRS book-entry form by the Transfer Agent and registered in the name of such Investor;

(iii)         a Warrant registered in the name of such Investor; and

(iv)         wire instructions for a bank account designated by the Company.

(b)         On or prior to the Closing, the Investor shall deliver to the Company the following:

(i)         this Agreement duly executed by such Investor; and

(ii)         the Investor’s subscription amount for the Shares and the Warrants by wire transfer to the bank account designated by the Company; and

(iii)         a duly executed, correct, complete and accurate IRS Form W-8 or W-9 (or any successor form), as applicable.

1.3         Use of Proceeds. The Company covenants and agrees that it shall use the proceeds of the sale of the Shares and the Warrants hereunder for capital expenditures, working capital and general corporate purposes, including a corporate share repurchase program, as permitted by applicable law and legally available funds, and to pay any fees and expenses in connection with the issuance of the Shares and the Warrants.

2.         Representations and Warranties of the Company. Except as set forth in the SEC Reports (as defined herein), the Company represents and warrants to the Investor on the date hereof and on the Closing Date that:

2.1         Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, the Certificate of Designation or the Warrants, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement, the Certificate of Designation or the Warrants (any of (i), (ii) or (iii), a “Material Adverse Effect”).

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2.2         Capitalization and Voting Rights. The capitalization of the Company and voting rights of the Common Stock and the Series A Preferred Stock are identified in the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Certificate of Designation, respectively. Except for the Shares to be issued pursuant to this Agreement, there are no currently outstanding shares of preferred stock.

2.3         Valid Issuance of the Securities. The Shares and Warrants being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Certificate of Designation, the Warrants and applicable state and federal securities laws. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Certificate of Designation and applicable state and federal securities laws. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Warrants and applicable state and federal securities laws.

2.4         Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or its subsidiary (the “Subsidiary”) is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designation with the Secretary of State of the state of Delaware, (ii) the notice and/or application(s) to each applicable trading market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

2.5         Offering. Subject to the truth and accuracy of the Investor’s representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.6         Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or the Subsidiary that questions the validity of this Agreement or the Warrants, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated thereunder, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company or the Subsidiary, financially or otherwise, or any change in the current equity ownership of the Company or the Subsidiary, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s or the Subsidiary’s employees, their use in connection with the Company’s or the Subsidiary’s business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or that the Company intends to initiate.

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2.7         Compliance with Other Instruments. Neither the Company nor the Subsidiary is in violation, default, conflict or breach in any respect of any provision of its Certificate of Incorporation, Second Amended and Restated By-laws or equivalent corporate documents, or in any material respect of any instrument, judgment, order, writ, decree, privacy policy (each of which has been provided to special counsel to the Investor, as applicable) or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or the Subsidiary (including, without limitation, those related to privacy, personally identifiable information or export control), subject to the Required Approvals. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, default, conflict or breach, nor will such consummation constitute, with or without the passage of time and giving of notice, subject to the Required Approvals, an event that results in (a) the creation of any lien, charge or encumbrance upon any assets of the Company, or (b) the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its respective business or operations or any of its respective assets or properties, except in the case of each of clauses (a) and (b), such as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

2.8         Financial Statements. The Company has directed the Investor to review its audited and unaudited financial statements (collectively, the “Financial Statements”) included in its reports, schedules, forms, statements and other documents required to be filed by the Company under the Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

2.9         Material Changes. Since the date of the Company’s most recently filed periodic report under the Exchange Act, except in the case of each of clauses (a) through (e), such as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, there has not been:

(a)         any change in the assets, liabilities, financial condition or operating results of the Company or the Subsidiary from that reflected in the Financial Statements;

(b)         any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company or the Subsidiary (as such business is presently conducted and as it is proposed to be conducted);

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(c)         any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(d)         any loans or guarantees made by the Company or the Subsidiary to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business; or

(e)         to the Company’s knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company or the Subsidiary (as such business is presently conducted and as it is proposed to be conducted).

3.         Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company on the date hereof and on the Closing Date that:

3.1         Authorization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. Such Investor has full power and authority to enter into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary all necessary corporate, partnership, limited liability company or similar legal action, as applicable, and no further consent or authorization of such Investor is required.

The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.

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3.2         Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof in violation of the Act or any applicable federal or state securities laws, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Such Investor is acquiring the Securities hereunder in the ordinary course of its business.

3.3         Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and received answers from the Company regarding the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, properties, prospects and financial condition of the Company. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

3.4         Investment Experience. Such Investor, either alone or together with its representatives, is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and has so evaluated the merits and risks of such investment. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities.

3.5         Accredited Investor. At the time the Investor was offered the Shares and the Warrants, it was, and as of the date hereof it is, and on each date on which it converts or exercise or converts any Shares or Warrants, as applicable, it will be an “accredited investor” within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Act.

3.6         No Disqualification Events. Neither (A) the Investor, (B) any of its directors, managers, executive officers, other officers that may serve as a director, manager or officer of any company in which it invests, general partners or managing members, nor (C) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Act) held by the Investor is subject to any “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Act.

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3.7           Restricted Securities. Such Investor understands that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as the Securities have been registered under the Act or under the “blue sky” laws of any jurisdiction and that under such laws and applicable regulations such securities may be resold only if registered pursuant to the Act or without registration under the Act, if eligible, pursuant to the provisions of Rule 144 promulgated by the SEC pursuant to the Act (“Rule 144”) or pursuant to another available exemption from the registration requirement of the Act. Such Investor represents that it is familiar with Rule 144, and understands the resale limitations imposed thereby and by the Act. Such Investor understands that there is no public trading market for the Shares and Warrants, that none is expected to develop, and that the Securities must be held indefinitely unless and until the Securities are registered under the Act or an exemption from registration is available. Such Investor has been advised and understands that the Company, in issuing the Securities, is relying upon, among other things, the representations and warranties of such Investor contained in this Section 3 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Act. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities, or to file for or comply with any exemption from registration, except as otherwise contemplated in this Agreement.

3.8           Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)         There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)         (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances; or

(c)         Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the prospective transferee agrees in all such instances in writing to be subject to the terms hereof, including the representations and warranties in this Section 3, to the same extent as if he or she were an original Investor hereunder.

3.9           Exculpation Among Investors. The Investor acknowledges that it is not relying upon any person, firm or corporation in making its investment or decision to invest in the Company. Neither the Investor nor any of its controlling persons, officers, directors, partners, agents or employees shall be liable to any other equity holder in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

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3.10         Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

3.11         No General Solicitation. Such Investor is not, to such Investor’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Investor, any other general solicitation or general advertisement.

3.12         Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the signature page hereto; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the signature page hereto.

3.13         Certain Fees. No fees or commissions are or will be payable by such Investor to brokers, finders or investment bankers with respect to the purchase of any of the Securities or the consummation of the transactions contemplated by this Agreement. The Investor agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Investor or alleged to have been incurred by such Investor in connection with the purchase of the Securities or the consummation of the transactions contemplated by this Agreement.

3.14         Information. Such Investor shall cooperate reasonably with the Company to provide any information necessary for the Company to make any applicable filings, including but not limited to, filings with the SEC and pursuant to applicable state securities laws.

3.15         Reliance by the Company. Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

4. Other Agreements.

4.1           Legends. Each certificate evidencing the Securities held by the Investor will be endorsed with a legend similar to the below.

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NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE/CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

4.2           Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial.

(a)         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

(b)         The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in this Section 4.2, without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 4.2) (and each party hereto acknowledges and agrees that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.2 shall not be required to provide any bond or other security in connection with any such order or injunction), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

(c)         Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental entity or any arbitration or mediation tribunal (“Action”) or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action or proceeding has been brought in an inconvenient forum. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth on the signature pages attached hereto shall be effective service of process for any such Action or proceeding.

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(d)         Each party hERETO Hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect OF any ACTION, CLAIM OR OTHER PROCEEDING directly or indirectly arising out of, under or in connection with this Agreement. Each party HERETO (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of ANY ACTION, CLAIM OR OTHER PROCEEDING, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of such waiver, (iii) it makes such waiver voluntarily and (iv) acknowledges that it and the other parties HERETO have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this SECTION 4.2.

4.3           Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

4.4           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5           Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail or facsimile, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 4.4).

4.6           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7           Aggregation of Stock. All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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4.8         Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

4.9          Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor which purchased at least 50.1% in interest of the Shares based on the initial subscription amounts hereunder (or, prior to the Closing, the Company and each Investor) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of at least 50.1% in interest of the Shares (based on the initial subscription amounts hereunder) of such disproportionately impacted Investor (or group of Investors) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of the Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 4.9 shall be binding upon each Investor and holder of Securities and the Company.

4.10         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any person to whom the Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement, the Certificate of Designation and the Warrants that apply to the “Investor”.

4.11         Further Assurances. Each of the Company and the Investor shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions to assist and cooperate with the other parties hereto in doing all necessary items to consummate the transactions hereby contemplated.

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IN WITNESS WHEREOF, the parties have hereby executed this Securities Purchase Agreement as of the day set forth above and in the acceptance set forth on the signature page which follows:

SUBSCRIPTION	ACCEPTANCE

$	$
Subscription Amount Tendered by Investor for the Shares and Warrants	Subscription Amount Accepted by the Company for the Shares and Warrants

Shares:

Warrant Shares:

Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

INVESTOR:

Name:
Title:

Address:

E-mail:

Social Security Number or Tax ID Number of Investor:

NRx Pharmaceuticals, Inc.

By:	Stephen Willard
Title:	CEO

Address:	1201 Orange Street
Suite 600
Wilmington, DE 19801
E-mail:	willard@nrxpharma.com

Exhibit A

Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

Exhibit B

Form of Warrant